                                                                   Exhibit 10.56



================================================================================





                            LTV Steel Products, LLC,
                                   as Issuer,

                                       and


                            The Chase Manhattan Bank,
            not in its individual capacity but solely in its capacity
                               as Collateral Agent


                       -----------------------------------


                                 TRUST AGREEMENT

                          Dated as of February 26, 1998


                       -----------------------------------


             $350,000,000 Adjustable Floating Rate Notes, Class A-1




================================================================================

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

ARTICLE ONE
         DEFINITIONS AND INCORPORATION BY REFERENCE
         Section 1.01.     Definitions............................................................................2
         Section 1.02.     Rules of Construction..................................................................2

ARTICLE TWO

         THE NOTES
         Section 2.01.     Form...................................................................................3
         Section 2.02.     Execution, Authentication and Delivery.................................................3
         Section 2.03.     Registration; Registration of Transfer and Exchange....................................3
         Section 2.04.     Mutilated, Destroyed, Lost or Stolen Notes.............................................4
         Section 2.05.     Persons Deemed Owner...................................................................5
         Section 2.06.     Payment of Principal and Interest; Defaulted Interest..................................5
         Section 2.07.     Cancellation...........................................................................7
         Section 2.08.     Book-Entry Notes.......................................................................7
         Section 2.09.     Definitive Notes.......................................................................8
         Section 2.10.     Tax Treatment..........................................................................8

ARTICLE THREE

         COVENANTS
         Section 3.01.     Payment of Principal and Interest......................................................8
         Section 3.02.     Money for Payments to be Held in Trust.................................................8
         Section 3.03.     Existence..............................................................................9
         Section 3.04.     Protection of Collateral...............................................................9
         Section 3.05.     Evidence as to Collateral.............................................................10
         Section 3.06.     Performance of Obligations; Servicing of Inventory....................................10
         Section 3.07.     Negative Covenants....................................................................11
         Section 3.08.     Annual Statement as to Compliance.....................................................11
         Section 3.09.     Issuer May Consolidate, etc. Only on Certain Terms....................................11
         Section 3.10.     Successor or Transferee...............................................................12
         Section 3.11.     No Other Business.....................................................................13
         Section 3.12.     No Borrowing..........................................................................13
         Section 3.13.     Servicer's Obligations................................................................13
         Section 3.14.     Guarantees, Loans, Advances and Other Liabilities.....................................13
         Section 3.15.     Capital Expenditures..................................................................13
         Section 3.16.     Restricted Payments...................................................................13

         Section 3.17.     Notice of Events of Default...........................................................14
         Section 3.18.     Further Instruments and Acts..........................................................14
         Section 3.19.     Compliance with Laws..................................................................14
         Section 3.20.     Amendments of Contribution and Sale Agreement and Inventory
                           Processing and Servicing Agreement....................................................14

ARTICLE FOUR

         SATISFACTION AND DISCHARGE
         Section 4.01.     Satisfaction and Discharge of Agreement.  ............................................14
         Section 4.02.     Application of Trust Money............................................................15

ARTICLE FIVE

         REMEDIES
         Section 5.01.     Trust Agreement Events of Default.....................................................16
         Section 5.02.     Rights Upon Event of Default..........................................................17
         Section 5.03.     Collection of Indebtedness and Suits for Enforcement by
                           Collateral Agent;Authority of Collateral Agent........................................17
         Section 5.04.     Remedies..............................................................................19
         Section 5.05.     Priorities............................................................................20
         Section 5.06.     Limitation of Suits...................................................................21
         Section 5.07.     Unconditional Rights of Noteholders to Receive Principal and Interest.................21
         Section 5.08.     Restoration of Rights and Remedies....................................................22
         Section 5.09.     Rights and Remedies Cumulative........................................................22
         Section 5.10.     Delay or Omission Not a Waiver........................................................22
         Section 5.11.     Control by Secured Parties............................................................22
         Section 5.12.     Waiver of Past Defaults...............................................................23
         Section 5.13.     Undertaking for Costs.................................................................23
         Section 5.14.     Waiver of Stay or Extension Laws......................................................23
         Section 5.15.     Action on Notes.......................................................................23
         Section 5.16.     Performance and Enforcement of Certain Obligations....................................24

ARTICLE SIX

         THE COLLATERAL AGENT
         Section 6.01.     Duties of Collateral Agent............................................................24
         Section 6.02.     Rights of Collateral Agent............................................................26
         Section 6.03.     Individual Rights of Collateral Agent.................................................27
         Section 6.04.     Collateral Agent's Disclaimer.........................................................27
         Section 6.05.     Notice of Defaults....................................................................27
         Section 6.06.     Reports by Collateral Agent to Holders................................................27
         Section 6.07.     Compensation and Indemnity............................................................27

         Section 6.08.     Replacement of Collateral Agent.......................................................28
         Section 6.09.     Successor Collateral Agent by Merger..................................................29
         Section 6.10.     Appointment of Co-Collateral Agent or Separate Collateral Agent.......................29
         Section 6.11.     Eligibility...........................................................................30

ARTICLE SEVEN

         SUBORDINATED NOTES
         Section 7.01.     Issuance of Subordinated Notes........................................................31
         Section 7.02.     Limitation on Amount of Subordinated Notes............................................31
         Section 7.03.     Payments on Subordinated Notes........................................................31
         Section 7.04      Restrictions on Transfer. ............................................................31
         Section 7.05.     Tax Treatment.........................................................................31

ARTICLE EIGHT

         ACCOUNTS, DISBURSEMENTS AND RELEASES
         Section 8.01.     Collection of Money...................................................................32
         Section 8.02.     Trust Accounts........................................................................32
         Section 8.03.     General Provisions Regarding Accounts.................................................34
         Section 8.04.     Release of Collateral.................................................................35
         Section 8.05.     Opinion of Counsel....................................................................36

ARTICLE NINE

         SUPPLEMENTS TO TRUST AGREEMENT
         Section 9.01.     Supplements Without Consent of Secured Parties........................................36
         Section 9.02.     Supplements With Consent of Secured Parties...........................................37
         Section 9.03.     Execution of Supplements..............................................................39
         Section 9.04.     Effect of Supplements.................................................................39
         Section 9.05.     Reference in Notes to Supplements.....................................................39

ARTICLE TEN

         REDEMPTION OF NOTES
         Section 10.01. Redemption...............................................................................39
         Section 10.02. Requirements as to Redemption............................................................39
         Section 10.03. Form of Redemption Notice................................................................40
         Section 10.04. Notes Payable on Redemption Date.........................................................40

ARTICLE ELEVEN

         NOTE COLLATERAL VALUE REQUIREMENT

         Section 11.01. Note Collateral Value Requirement........................................................40
         Section 11.02. Evidence of Compliance...................................................................41
         Section 11.03. Corrective Actions. .....................................................................41
         Section 11.04. Release of Cash Collateral. .............................................................41
         Section 11.05. Issuance of Additional Notes. ...........................................................42

ARTICLE TWELVE

         MISCELLANEOUS
         Section 12.01. Compliance Certificates and Opinions, etc................................................42
         Section 12.02. Form of Documents Delivered to Collateral Agent..........................................43
         Section 12.03. Acts of Secured Parties..................................................................44
         Section 12.04. Notices..................................................................................44
         Section 12.05. Notices to Secured Parties; Waiver.......................................................44
         Section 12.06. Alternate Payment and Notice Provisions..................................................45
         Section 12.07. Effect of Headings and Table of Contents.................................................45
         Section 12.08. Successors and Assigns...................................................................45
         Section 12.09. Separability.............................................................................45
         Section 12.10. Benefits of Agreement....................................................................45
         Section 12.11. Legal Holidays...........................................................................46
         Section 12.12. Governing Law............................................................................46
         Section 12.13. Counterparts.............................................................................46
         Section 12.14. Recording of Agreement...................................................................46
         Section 12.15. Trust Obligation.........................................................................46
         Section 12.16. No Petition..............................................................................46
         Section 12.17. Inspection...............................................................................47
         Section 12.18. Extension of Expiration Date.............................................................47
         Section 12.19. Effectiveness............................................................................47

                                    EXHIBITS

Exhibit A         Form of Class A-1 Note .................................................................   A-1
Exhibit B         Form of Note Assignment .................................................................  B-1
Exhibit C         Form of Contribution and Sale Agreement .................................................  C-1
Exhibit D         Form of Inventory Processing and Servicing Agreement  ...................................  D-1
Exhibit E         Form of Receivables Sale Agreement ......................................................  E-1
Exhibit F         Form of Sales and Valuation Report (Monthly) ............................................  F-1A
                  Form of Sales and Valuation Report (Weekly) .............................................  F-1B
                  Form of Sales and Valuation Report (Daily)...............................................  F-1C
Exhibit G         Form of Note Issuance Request ...........................................................  G-1
Exhibit H         Form of Subordinated Note ................................................................ H-1

         Trust Agreement, dated as of February 26, 1998 (this "Agreement" or "Trust Agreement"), between LTV Steel Products, LLC, a Delaware limited liability company (the "Issuer"), and The Chase Manhattan Bank in its capacity as collateral agent (the "Collateral Agent") and not in its individual capacity.

         Each party agrees as follows for the benefit of the other parties, for the benefit of the Holders of the Issuer's Adjustable Floating Rate Notes, Class A-1 (the "Class A-1 Notes") and for the benefit of the other Secured Parties:

                                 GRANTING CLAUSE

         The Issuer hereby grants, transfers, assigns and otherwise conveys to the Collateral Agent on the Effective Date, on behalf of and for the benefit of the Holders of the Class A-1 Notes and the other Secured Parties, a security interest in all of the Issuer's right, title and interest in, to and under the Purchased Inventory, the rights of the Issuer under the Contribution and Sale Agreement, the Inventory Processing and Servicing Agreement (including all accounts held thereunder) and the Receivables Sale Agreement, all present and future claims, demands, causes of and choses in action in respect of any or all of the foregoing; and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash of other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing and all accounts held under this Trust Agreement (collectively, the "Collateral").

         The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Class A-1 Notes under the terms hereof, the payment of all amounts owing to the Financing Parties and the Agents under the Guaranty, all other sums owing by the Issuer hereunder and to secure compliance with the provisions of this Trust Agreement, all as provided in this Trust Agreement.

         The Collateral Agent, as Collateral Agent on behalf of the Holders of the Class A-1 Notes and the other Secured Parties, acknowledges such Grant, accepts the trust under this Agreement in accordance with the provisions of this Trust Agreement and agrees to perform its duties required in this Agreement to the best of its ability to the end that the interests of the Holders of the Class A-1 Notes and the other Secured Parties may be adequately and effectively protected.

                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         Section 1.01. Definitions.

         (a) Except as otherwise specified herein or as the context may otherwise require, capitalized terms used herein have the meanings assigned to such terms in Annex X hereto which is incorporated by reference.

         Section 1.02. Rules of Construction. Unless the context otherwise requires:

                  (i) a term has the meaning assigned to it;

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP as in effect from time to time;

                  (iii) "or" is not exclusive;

                  (iv) "including" means including without limitation;

                  (v) words in the singular include the plural and words in the plural include the singular;

                  (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns; and

                  (vii) the words "hereof," "herein" and "hereunder" and words of similar import when used in this Trust Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, subsection and Schedule references contained in this Agreement are references to Sections, subsections and Schedules in or to this Agreement unless otherwise specified.

                                   ARTICLE TWO

                                    THE NOTES

         Section 2.01. Form. The Class A-1 Notes together with the Collateral Agent's certificate of authentication, shall be in substantially the form set forth as Exhibit A to this Agreement with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

         Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibit A hereto are part of the terms of this Agreement.

         The Notes shall constitute a "security" under the provisions of Section 8-102(15) of the UCC and a "certificated security in registered form" under the provisions of Section 8-106 of the UCC.

         Section 2.02. Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile. Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         On the Effective Date the Collateral Agent shall, upon receipt of an Issuer Order, authenticate and deliver for original issue Class A-1 Notes in an aggregate principal amount of $250,000,000. Further Class A-1 Notes may be issued from time to time as permitted under the terms of this Agreement.

         Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $100,000 and in integral multiples of $1,000 in excess thereof.

         No Note shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein by the Collateral Agent by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         Section 2.03. Registration; Registration of Transfer and Exchange. The Issuer shall cause to be kept a register (the "Note Register") in which the Issuer shall provide for the registration of

Notes and the registration of transfers of Notes. The Collateral Agent shall be the "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided.

         Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, the Issuer shall execute, and the Collateral Agent shall authenticate and the Noteholder shall obtain from the Collateral Agent, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations, of a like aggregate principal amount.

         At the option of the Holder, Notes may be exchanged for other Notes in any authorized denominations, of a like aggregate amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Collateral Agent shall authenticate and the Noteholder shall obtain from the Collateral Agent, the Notes which the Noteholder making the exchange is entitled to receive.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Trust Agreement, as the Notes surrendered upon such registration of transfer or exchange.

         Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Collateral Agent duly executed by, the Holder thereof.

         No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or the Collateral Agent may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

         Section 2.04. Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Collateral Agent, or the Collateral Agent receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Collateral Agent such security or indemnity as may be required by the Issuer and the Collateral Agent, then, in the absence of notice to the Issuer or the Collateral Agent that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Collateral Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer, and the Collateral Agent shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Collateral Agent in connection therewith.

         Upon the issuance of any replacement Note under this Section, the Issuer or the Collateral Agent may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

         Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Notes duly issued hereunder.

         Section 2.05. Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, the Issuer, the Collateral Agent, and any of their respective agents may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Collateral Agent nor any of their respective agents shall be affected by notice to the contrary.

         Section 2.06. Payment of Principal and Interest; Defaulted Interest.

         (a) Each Note shall accrue interest for the period and at the related interest rate as selected from time to time by the Holder thereof as provided below.

         The Notes shall bear interest for the periods and at the respective interest rates as follows:

                  Interest Period               Interest Rate
                  ---------------               -------------
                  One Month                     Note Rate 1, ABR or Pledge Rate
                  Two Months                    Note Rate 2
                  Three Months                  Note Rate 3
                  Six Months                    Note Rate 6
                  Term                          Term Rate


                  Note Rate 1 shall be an annual rate of interest equal to one-month LIBOR plus the Applicable Note Margin.

                  Note Rate 2 shall be an annual rate of interest equal to two-month LIBOR plus the Applicable Note Margin.

                  Note Rate 3 shall be an annual rate of interest equal to three-month LIBOR plus the Applicable Note Margin.

                  Note Rate 6 shall be an annual rate of interest equal to six-month LIBOR plus the Applicable Note Margin.

                  On each Eligible Determination Date with respect to a Note or Note Portion, the Holder thereof may select the Interest Period (and, in the case of an Interest Period of One Month, the Interest Rate applicable thereto) to be applicable thereto by providing an Interest Rate Period Notice with respect to such Note (or Note Portion) to the Collateral Agent; provided that if the Holder of any Note is a Note Purchaser or Lender, LTV Steel shall act as agent for such Holder in selecting the applicable Interest Period (and, in the case of an Interest Period of One Month, the Interest Rate applicable thereto). If no such Interest Rate Period Notice is provided to the Collateral Agent, the Interest Period shall be One Month and the Interest Rate applicable to such Note or Note Portion shall be Note Rate 1.

                  The Interest Rate to be applicable for each Class A-1 Note (or Note Portion) shall be the Interest Rate corresponding to the Interest Period (and, in the case of an Interest Period of One Month, the Interest Rate applicable thereto) selected by the respective Holder in a duly delivered Interest Rate Period Notice. Interest on each Class A-1 Note (or Note Portion) shall be payable on the Note Distribution Date next occurring after the end of the Interest Period applicable to such Note (or Note Portion) or, in the case of a Term Note, on each Note Distribution Date as specified in the form of such Term Note.

                  Any installment of interest or principal, if any, payable on any Note (or Note Portion) which is punctually paid or duly provided for by the Issuer on the applicable Note Distribution Date shall be paid to the Collateral Agent, as paying agent, for payment to the Person in whose name such Note (or Note Portion) is registered on the Record Date, by wire transfer in immediately available funds to the account designated by such Holder.

         (b) The principal of each Note shall be payable on each Note Distribution Date to the extent provided in the form of Note set forth as Exhibit A hereto. Notwithstanding the foregoing, the entire unpaid principal amount of each Note shall be due and payable, if not previously paid, on the date on which a Trust Agreement Event of Default shall have occurred and be continuing, if the Holders of Notes representing not less than 50% of the Outstanding Amount of Notes or the Required Financing Parties have requested such payment in connection with such Trust Agreement Event of Default in the manner provided in Section 5.02. Principal payments in the event of a redemption of Notes shall be made as provided in SECTION 10.04. Notices in connection with redemptions of Notes shall be transmitted to Noteholders as provided in Section 10.03.

         (c) If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at ABR plus 2% per annum. The Issuer may pay such defaulted interest to the Persons who are Noteholders on a subsequent special record date established by the Collateral Agent . The Collateral Agent shall fix or cause to be fixed any such special record date and payment date, and, at least one Business Day before any such special record date, the Collateral Agent shall deliver to the Issuer and each Noteholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

         Section 2.07. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall be delivered to the Collateral Agent and shall be promptly cancelled by the Collateral Agent. The Issuer may at any time deliver to the Collateral Agent for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Collateral Agent. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Agreement.

         Section 2.08. Book-Entry Notes. The Notes, upon original issuance, will be issued in the form of a typewritten Note or Notes representing the Book-Entry Notes, to be delivered to the Note Registrar, by, or on behalf of, the Issuer. The Notes shall be registered on the Note Register in the name of the respective Note Holders and no Noteholder will receive a Definitive Note representing such Noteholder's interest in such Note, except as provided in Section 2.09. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Noteholders pursuant to Section 2.09:

                         (i) the provisions of this Section shall be in full force and effect;

                        (ii) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control;

                       (iii) unless and until Definitive Notes are issued pursuant to Section 2.09, the Note Registrar will make book-entry transfers of the Notes;

                       (iv) for purposes of the determination of the applicable Interest Rate, the Collateral Agent shall treat each portion of a Note that bears interest at a different Interest Rate or for a different Interest Period, as though it were a separate Note; and

                         (v) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Noteholders evidencing a specified percentage of the Outstanding Amount, the Note Registrar shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Noteholders owning such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Collateral Agent. With respect to any such instruction, direction or determination,

         Notes held by LTV, LTV Steel or any of their respective Affiliates shall not be regarded as Outstanding, unless such Notes have been pledged to the Collateral Agent, in which case the Collateral Agent will be entitled to deliver any such instruction or direction in respect of such Notes, upon the instruction or direction of the Issuing Lenders and Lenders for whose benefit such Notes are pledged.

         Section 2.09. Definitive Notes. Upon the occurrence of a Trust Agreement Event of Default, if a Noteholder requests issuance of a Definitive
Note in its name or in the name of a nominee, then the Collateral Agent shall issue a Definitive Note or Notes pursuant to such instructions and shall notify the Note Registrar and all Noteholders of the occurrence of any such event and of the availability of Definitive Notes to Noteholders requesting the same. Upon surrender to the Collateral Agent of the typewritten Note or Notes representing the Book-Entry Notes, the Issuer shall execute and the Collateral Agent shall authenticate the Definitive Notes in accordance with the instructions of each Note Holder. Neither the Issuer nor the Collateral Agent shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Collateral Agent shall recognize the Noteholders of the Definitive Notes as Noteholders hereunder.

          The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         Section 2.10. Tax Treatment. The Issuer has entered into this Agreement, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Collateral. The Issuer, by entering into this Agreement, and each Noteholder, by its acceptance of its Note agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.


                                  ARTICLE THREE

                                    COVENANTS

         Section 3.01. Payment of Principal and Interest. The Issuer will duly and punctually pay the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Agreement. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Agreement.

         Section 3.02. Money for Payments to be Held in Trust. As provided in
Section 8.02, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Account pursuant to
Section 8.02(b) shall be made on behalf of the Issuer by the Collateral Agent and no amounts so withdrawn from the Note Account for payments of Notes shall be paid over to the Issuer except as provided in this Section.

         On or before the Business Day immediately preceding each Note Distribution Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the Note Account an aggregate sum sufficient to pay the amounts then becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and shall promptly notify the Collateral Agent of its action or failure so to act.

         Subject to applicable laws with respect to escheat of funds, any money held by the Collateral Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and upon receipt of an Issuer Request shall be transferred to the Issuer by the Collateral Agent, and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Collateral Agent with respect to such trust money shall thereupon cease; provided, however, that if such money or any portion thereof had been previously deposited by the Issuer with the Collateral Agent for the payment of principal or interest on the Notes, the Holder of such Note may look only to the Collateral Agent for payment of such amounts.

         Section 3.03. Existence. The Issuer will keep in full effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Notes, the Collateral and each other instrument or agreement included in the Collateral, except where the failure to be so qualified would reasonably be expected not to have a Material Adverse Collateral Effect.

         Section 3.04. Protection of Collateral. The Issuer intends the security interest Granted pursuant to this Agreement in favor of the Collateral Agent on behalf of the Secured Parties to be prior to all other Liens in respect of the Collateral other than Permitted Liens, Receivables Facility Liens and Liens on Ineligible Inventory that would be reasonably expected not to have a Material Adverse Collateral Effect, and the Issuer shall take all actions necessary to obtain and maintain, for the benefit of the Collateral Agent on behalf of the Secured Parties, a first lien on and a first priority, perfected security interest in the Collateral, subject to Permitted Liens, Receivables Facility Liens and Liens on Ineligible Inventory that would be reasonably expected not to have a Material Adverse Collateral Effect. The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, all as prepared by the Servicer and delivered to the Issuer, and will take such other action necessary or advisable to:

                         (i) Grant more effectively all or any portion of the Collateral;

                        (ii) maintain or preserve the lien and security interest (and the priority thereof) created by this Trust Agreement or carry out more effectively the purposes hereof;

                       (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Agreement;

                        (iv)  enforce any of the Collateral;

                         (v) preserve and defend title to the Collateral and the rights of the Collateral Agent and the Secured Parties in such Collateral against the claims of all persons and parties, other than the holders of Permitted Liens, Receivables Facility Liens and Liens on Ineligible Inventory that would be reasonably expected not to have a Material Adverse Collateral Effect; and

                        (vi) pay all taxes or assessments levied or assessed upon the Collateral when due.

The Issuer hereby designates the Collateral Agent its agent and attorney-in-fact to execute all financing statements, continuation statements or other instruments required to be executed pursuant to this Section.

         Section 3.05. Evidence as to Collateral.

         Within sixty (60) days after the Effective Date, the Issuer shall furnish to the Collateral Agent evidence reasonably satisfactory to the Collateral Agent to the effect that all financing statements and continuation statements have been executed and filed in each of the jurisdictions identified in the Opinions of Counsel required pursuant to SECTION 5.1(c)(i) of the Note Purchase Agreement that are necessary to create and continue the Collateral Agent's perfected security interest in the Collateral (with the priority contemplated by this Agreement) for the benefit of the Secured Parties, and reciting the details of such filings or referring to such prior Opinions of Counsel in which such details are given.

         Section 3.06. Performance of Obligations; Servicing of Inventory.

         (a) The Issuer may contract with other Persons to assist it in performing its duties and obligations under this Agreement, and any performance of such duties by a Person identified to the Collateral Agent in an Officer's Certificate shall be deemed to be action taken by the Issuer. The Collateral Agent shall not be responsible for the action or inaction of the Servicer.

         (b) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Agreement, the other Transaction Documents and in the instruments and agreements included in the Collateral, including but not limited to filing or causing to be filed all

UCC financing statements and continuation statements required to be filed by the terms of this Agreement in accordance with and within the time periods provided for herein.

         (c) Upon any termination of the Servicer's rights and powers pursuant to the Inventory Processing and Servicing Agreement, the Issuer shall promptly notify the Collateral Agent. As soon as a Successor Servicer is appointed, the Issuer shall notify the Collateral Agent, the Financing Parties and each Rating Agency of such appointment, specifying in such notice the name and address of such Successor Servicer.

         (d) The Issuer agrees that it will not waive timely performance or observance by the Servicer of its duties under the Transaction Documents if the effect thereof would be reasonably expected to adversely affect the Secured Parties.

         Section 3.07. Negative Covenants. Until the Termination Date, the Issuer shall not:

                         (i) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable state law); or

                        (ii) (A) permit the validity or effectiveness of this Agreement to be impaired, or permit the Lien created by this Agreement to be amended, hypothecated, subordinated, terminated or discharged, except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Agreement, Receivables Facility Liens, Permitted Liens and Liens on Ineligible Inventory that would be reasonably expected not to have a Material Adverse Collateral Effect) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof, or (C) amend, modify, waive or fail to comply with the provisions of the Transaction Documents without the prior written consent of the Collateral Agent, except where the Transaction Documents allow for amendment or modification without the consent or approval of the Collateral Agent; or

                       (iii) dissolve or liquidate.

         Section 3.08. Annual Statement as to Compliance. The Issuer will deliver to the Collateral Agent, on or before 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ended December 31, 1998), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

                         (i) a review of the activities of the Issuer during such year and of performance under this Agreement has been made under such Authorized Officer's supervision; and

                        (ii) to the best of such Authorized Officer's knowledge, no Trust Agreement Event of Default has occurred or exists or, if a Trust Agreement Event of Default has occurred, specifying each such default known to such Authorized Officer and the nature and status thereof.

         Section 3.09. Issuer May Consolidate, etc. Only on Certain Terms.

         (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                       (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States or any State and shall expressly assume, by a supplement hereto, executed and delivered to the Collateral Agent, in form and substance satisfactory to the Collateral Agent, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Agreement and each other Transaction Document on the part of the Issuer to be performed or observed, all as provided herein;

                        (ii) immediately after giving effect to such transaction, no Trust Agreement Default or Trust Agreement Event of Default shall have occurred and be continuing;

                       (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                        (iv) the Issuer shall have received an Opinion of Counsel which shall be delivered to and shall be satisfactory to the Collateral Agent to the effect that such transaction will not have any material adverse tax consequence to any Holder or Financing Party;

                         (v) any action as is necessary to maintain the lien and security interest created by this Agreement shall have been taken;

                        (vi) the Issuer shall have delivered to the Collateral Agent an Officer's Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (v) above or that no such actions will be taken) each stating that such consolidation or merger complies with this Section 3.09 and that all conditions precedent herein provided for relating to such transaction have been complied with; and

                       (vii) the Person (if other than the Issuer) formed by or surviving such consolidation or merger has a net worth, immediately after such consolidation or merger, that is (A) greater than zero and
         (B) not less than the net worth of the Issuer immediately prior to giving effect to such consolidation or merger.

         (b) Except as expressly permitted under the Transaction Documents, including the sale of Purchased Inventory and Receivables, the Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Collateral, to any Person.

         Section 3.10. Successor or Transferee.

         Upon any consolidation or merger of the Issuer in accordance with
Section 3.09(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Agreement with same effect as if such Person has been named as the Issuer herein.

         Section 3.11. No Other Business. The Issuer shall not engage in any business other than financing, processing, purchasing, owning, selling and managing the Purchased Inventory in the manner contemplated by this Agreement and the other Transaction Documents and activities incidental thereto.

         Section 3.12. No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes, (ii) the Subordinated Notes as permitted under the provisions of Article Seven of this Agreement, (iii) any other Indebtedness permitted by or arising under the other Transaction Documents, (iv) Indebtedness incurred in respect of the Receivables Facility, (v) any Indebtedness permitted or arising under the Guaranty, (vi) any Indebtedness arising under or in connection with the PBGC Settlement Agreement, (vii) Indebtedness in respect of franchise taxes, income taxes, sales taxes and similar liabilities incurred in the ordinary course of the LLC's business and Indebtedness, if any, arising under ERISA by reason of the LLC's status as an ERISA Affiliate of LTV Steel or under any applicable law of any jurisdiction relating to the payment of Taxes by reason of the LLC's status as a member of a consolidated group with LTV Steel for tax purposes and (viii) other Indebtedness of the type described in clauses (i) through (vi) of the definition of "Indebtedness" that, in the aggregate, does not exceed $100,000 outstanding at any time. The proceeds of the Notes and the Subordinated Notes shall be used exclusively to fund the Issuer's purchase of the Inventory and the other assets specified in the Contribution and Sale Agreement, to pay amounts due under the Inventory Processing and Servicing Agreement and to pay the transactional expenses of the Issuer.

         Section 3.13. Servicer's Obligations. The Issuer shall cause the Servicer to comply with its obligations under the Inventory Processing and Servicing Agreement.

         Section 3.14. Guarantees, Loans, Advances and Other Liabilities. Except in connection with the PBGC Settlement Agreement and the Guaranty, and as otherwise contemplated or permitted by the Transaction Documents (including the transactions contemplated by the Receivables Facility), the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuming another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, any other interest in, or make any capital contribution to, any other Person.

         Section 3.15. Capital Expenditures. Except in connection with the processing of Purchased Inventory under the terms of the Inventory Processing and Servicing Agreement, the Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty) in excess of an aggregate of $100,000 per annum.

         Section 3.16. Restricted Payments. Except as permitted under Section
11.04 and the other terms of this Agreement and by the other Transaction Documents, the Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Servicer or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made distributions to the Servicer, as contemplated by, and to the extent funds are available for such purpose under, the Contribution and Sale Agreement and the Inventory Processing and Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Cash Received Account except in accordance with this Agreement and the other Transaction Documents.

         Section 3.17. Notice of Events of Default. The Issuer agrees to give the Collateral Agent and each Rating Agency prompt written notice of each Trust Agreement Event of Default, Purchase Termination Event, Note Purchase Agreement Event of Default and Servicer Termination Event.

         Section 3.18. Further Instruments and Acts. Upon request of the Collateral Agent, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Agreement.

         Section 3.19. Compliance with Laws. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, be reasonably expected to materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Agreement or any other Transaction Document.

         Section 3.20. Amendments of Contribution and Sale Agreement and Inventory Processing and Servicing Agreement. The Issuer shall not agree to any material amendment, modification or waiver to the Contribution and Sale Agreement or the Inventory Processing and Servicing Agreement without the consent of the Holders of more than 50% of the aggregate Outstanding Amount of the Class A-1 Notes and the Required Financing Parties.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

         Section 4.01. Satisfaction and Discharge of Agreement. This Agreement shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.01, 3.02, 3.03, 3.04, 3.06, 3.07, 3.09, 3.11, 3.12, 3.19 and 3.20, (v) the rights, obligations and immunities of the Collateral Agent hereunder (including the rights of the Collateral Agent under Section 6.07 and the obligations of the Collateral Agent under Section 4.02) and (vi) the rights of the Secured Parties as beneficiaries hereof with respect to the property so deposited with the Collateral Agent payable to all or any of them, and the Collateral Agent, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Agreement with respect to the Notes, when:

                  (A)      either

                           (1) all Notes therefore authenticated and delivered
                  (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section
                  2.04 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.02) have been delivered to the Collateral Agent for cancellation; or

                           (2) all Notes not theretofore delivered to the Collateral Agent for cancellation

                                    (i)  have become due and payable, or

                                    (ii) will become due and payable at the
                           Class A-1 Final Note Distribution Date applicable to such Notes within one year, or

                                    (iii) are to be called for redemption within
                           one year under arrangements satisfactory to the Collateral Agent for the giving of notice of redemption by the Collateral Agent in the name, and at the expense, of the Issuer, and the Issuer, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Collateral Agent cash or direct obligations of or obligations guaranteed by the United States (which will mature prior to the date such amounts are payable), in trust in an account for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Collateral Agent for cancellation when due;

                  (B) the Issuer has paid or caused to be paid all non-contingent amounts which the Issuer may owe to, or on behalf of or for the benefit of, (i) the Agents and the Financing

         Parties under this Agreement, the Notes and the Transaction Documents and (ii) the Noteholders under this Agreement; and

                  (C) the Issuer has delivered to the Collateral Agent an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 12.01(a) and, subject to Section 12.02, stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Agreement have been complied with and the Rating Agency Condition has been satisfied.

         Section 4.02. Application of Trust Money. All moneys deposited with the Collateral Agent pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Agreement, to the payment as the Collateral Agent may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Collateral Agent, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Contribution and Sale Agreement or required by law.


                                  ARTICLE FIVE

                                    REMEDIES

         Section 5.01. Trust Agreement Events of Default. "Trust Agreement Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Trust Agreement Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                         (i) default in the payment of any interest on any Class A-1 Note when the same becomes due and payable, and such default shall continue for a period of five Business Days;

                        (ii) the failure to pay the full principal amount of each Note as to which the Amortization Date has occurred within thirty
         (30) days immediately following the occurrence of such Amortization
         Date;

                       (iii) the failure to pay all amounts due and payable to the Agents and the Financing Parties under the Note Purchase Agreement within thirty (30) days immediately following the occurrence of an Amortization Date;

                       (iv) failure of the Issuer to comply with the Note Collateral Value Requirement within ten Business Days of any Note Collateral Shortfall;

                         (v) default in the observance or performance of any covenant or agreement of the Issuer made in the Transaction Documents (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given to the Collateral Agent by the Holders of at least 25% of the Outstanding Amount of the Class A-1 Notes or the Required Financing Parties, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; provided, that if such default may be cured, or such circumstance or condition may be eliminated or cured, and the Issuer has commenced and is continuing to diligently pursue a cure or elimination with respect thereto and there shall not be in existence a Cure Period Cut-off Event then such default or incorrect representation or warranty shall not constitute a Trust Agreement Event of Default for a period of an additional thirty (30) days; or

                        (vi) an Insolvency Proceeding with respect to the Issuer shall occur.

         The Issuer shall deliver to the Collateral Agent within five Business Days after obtaining knowledge of the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the lapse of time would become a Trust Agreement Event of Default under clause (v) above, its status and what action the Issuer is taking or proposes to take with respect thereto.

         Section 5.02. Rights Upon Event of Default

         If a Trust Agreement Event of Default shall have occurred and be continuing, the Notes shall become immediately due and payable at par, together with accrued interest thereon, if Holders holding Notes representing at least more than 50% of the aggregate Outstanding Amount of Class A-1 Notes or the Required Financing Parties shall request such payment in connection with such Trust Agreement Event of Default.

         Section 5.03. Collection of Indebtedness and Suits for Enforcement by Collateral Agent; Authority of Collateral Agent.

         (a) The Issuer covenants that if the Notes are accelerated following the occurrence of a Trust Agreement Event of Default, the Issuer will, upon demand of the Collateral Agent, pay to it, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, interest upon any overdue principal and, to the extent payment at such rate of interest shall be legally enforceable, interest upon overdue installments of interest, at the applicable Interest Rate and in addition thereto such further amount as shall be sufficient to cover costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Collateral Agent and its agents and counsel.

         (b) The Collateral Agent following the occurrence of a Trust Agreement Event of Default, shall have full right, power and authority to take, or defer from taking, any and all acts with respect to the administration, maintenance or disposition of the Collateral.

         (c) Notwithstanding anything to the contrary contained in this Agreement, if a Trust Agreement Event of Default shall have occurred and be continuing, the Collateral Agent may in its discretion proceed to protect and enforce its rights and the rights of the Secured Parties by such appropriate proceedings as the Collateral Agent shall deem most effective to protect and enforce any such rights, whether for specific performance of any covenant or agreement in this Agreement or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Collateral Agent by this Agreement or by law, provided that the Collateral Agent shall only be entitled to take any such actions to the extent such actions (i) are taken only to enforce the Issuer's obligations to redeem the principal amount of Notes, and (ii) are taken only against the Collateral, any investments therein and any proceeds thereof.

         (d) In case there shall be pending, relative to the Issuer or any Person having or claiming an ownership interest in the Collateral, an Insolvency Proceeding, the Collateral Agent, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Collateral Agent shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                         (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and other obligations secured hereby and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Collateral Agent (including any claim for reasonable compensation to the Collateral Agent and its agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Collateral Agent except as a result of negligence or bad faith) and of the Secured Parties allowed in such Proceedings;

                        (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Secured Parties in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                       (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Secured Parties and of the Collateral Agent on their behalf; and

                        (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Collateral Agent, the Holders of

         Notes and the other Secured Parties allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by the Secured Parties to make payments to the Collateral Agent, and, in the event that the Collateral Agent shall consent to the making of payments directly to such Secured Parties, to pay to the Collateral Agent such amounts as shall be sufficient to cover reasonable compensation to the Collateral Agent and its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Collateral Agent except as a result of negligence or bad faith.

         (e) Nothing herein contained shall be deemed to authorize the Collateral Agent to authorize or consent to or vote for or accept or adopt on behalf of any Secured Party any plan of reorganization, arrangement, adjustment or compensation affecting the Notes or the rights of any Holder thereof or of any other Secured Party or to authorize the Collateral Agent to vote in respect of the claim of any Secured Party in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (f) All rights of action and of asserting claims under this Agreement or under any of the Notes may be enforced by the Collateral Agent without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Collateral Agent shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Collateral Agent and its agents and attorneys, shall be for the ratable benefit of the Holders of the Notes and the other Secured Parties, subject only to the priorities set forth in Section 5.05 hereof.

         (g) In any Proceedings brought by the Collateral Agent (including any Proceedings involving the interpretation of any provision of this Agreement), the Collateral Agent shall be held to represent all of the Holders of the Notes and other Secured Parties, and it shall not be necessary to make any other Secured Party a party to any such proceedings.

         Section 5.04. Remedies. If a Trust Agreement Event of Default shall have occurred and be continuing the Collateral Agent (subject to Section 5.05) shall:

                         (i) institute Proceedings in its own name and as or on behalf of a trustee of an express trust for the collection of all amounts then payable on the Notes or the other obligations secured hereby or under this Agreement with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes or other secured obligations moneys adjudged due;

                        (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Agreement with respect to the Collateral;

                       (iii) exercise any remedies of a secured party under the UCC and any other remedy available to the Collateral Agent and take any other appropriate action to protect and enforce the rights and remedies of the Collateral Agent on behalf of the Secured Parties under this Agreement or the Notes; and

                        (iv) direct the Issuer to sell the Collateral or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that the Collateral Agent may not sell or otherwise liquidate the Collateral following a Trust Agreement Event of Default, other than a Trust Agreement Event of Default described in Section 5.01(i), (ii) or (iii), unless (A) all of the Financing Parties and the Holders of 100% of the Outstanding Amount of the Class A-1
         Notes consent thereto, (B) the proceeds of such sale or liquidation distributable to the Secured Parties are reasonably expected to be sufficient to discharge in full all amounts then due and unpaid upon such Class A-1 Notes for principal and interest and amounts due and unpaid under the Guaranty or (C) the Collateral Agent reasonably determines that the Collateral will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Collateral Agent provides prior written notice to each Rating Agency and obtains the consent of Holders of 66-2/3% of the Outstanding Amount of the Class A-1 Notes. In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Collateral Agent may, but need not, obtain and rely upon an opinion of an Independent investment banking, accounting or appraisal firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

         Section 5.05. Priorities.

         (a) If the Collateral Agent collects any money or property pursuant to this Article Five, it shall pay out the money or property in the following order and priority:

                  (i) amounts due and owing and required to be distributed to the Collateral Agent under the terms of this Agreement;

                  (ii) amounts due and owing and required to be distributed to the Servicer if the Servicer is not LTV Steel or an Affiliate of LTV Steel;

                  (iii) all amounts due and owing under the Guaranty representing amounts payable to the Agents and the Financing Parties under the Note Purchase Agreement in respect of fees and expenses;

                  (iv) to the Holders of the Class A-1 Notes who are either a Financing Party or Independent Investor with respect to such Class A-1 Notes (including for this purpose Class A-1 Notes pledged to the Collateral Agent, but only to the extent of the amounts secured thereby), all accrued and unpaid interest thereon;

                  (v) to Holders of the Class A-1 Notes who are either a Financing Party or Independent Investor with respect to such Class A-1 Notes (including for this purpose Class A-1 Notes pledged to the Collateral Agent, but only to the extent of the amounts secured thereby), all amounts due and unpaid on the Class A-1 Notes for principal, without preference or priority of any kind between them until the Outstanding Amount of such Class A-1 Notes is reduced to zero;

                  (vi) any other amounts due and owing under the Guaranty;

                  (vii) all accrued and unpaid interest on all other Class A-1 Notes;

                  (viii) all principal amounts due and unpaid on any other Class A-1 Notes; and

                  (ix) amounts due and owing to LTV Steel or any of its Affiliates acting in the capacity as Servicer.


         (b) The Collateral Agent may fix a record date and payment date for any payment to Secured Parties pursuant to this Section.

         Section 5.06. Limitation of Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Agreement, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                         (i) such Holder has previously given written notice to the Collateral Agent of a continuing Trust Agreement Event of Default;

                        (ii) the Required Financing Parties or the Holders of not less than 25% of the Outstanding Amount of the Class A-1 Notes have made written request to the Collateral Agent to institute such Proceeding in respect of such Trust Agreement Event of Default in its own name as Collateral Agent hereunder;

                       (iii) the Financing Parties and/or such Holder or Holders have offered to the Collateral Agent reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

                        (iv) the Collateral Agent for 15 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

                         (v) no direction inconsistent with such written request has been given to the Collateral Agent during such 15-day period by the Required Financing Parties or the

         Holders of a majority of the Outstanding Amount of the Class A-1 Notes, voting together as a single class.

It is understood and intended that no one or more of the Secured Parties shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Agreement to affect, disturb or prejudice the rights of any other Secured Party or to obtain or to seek to obtain priority or preference over any other Secured Party or to enforce any right under this Trust Agreement, except in the manner herein provided.

         In the event the Collateral Agent shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Class A-1 Notes, each representing less than a majority of the Outstanding Amount of the Class A-1 Notes, the Collateral Agent in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Agreement.

         Section 5.07. Unconditional Rights of Noteholders to Receive Principal and Interest. Notwithstanding any other provisions in this Trust Agreement, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on or after the respective due dates thereof expressed in such Note or in this Agreement (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 5.08. Restoration of Rights and Remedies. If the Collateral Agent or any Secured Party has instituted any Proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Collateral Agent or to such Secured Party then and in every such case the Collateral Agent and such Secured Parties shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Collateral Agent and the Secured Parties shall continue as though no such Proceeding had been instituted.

         Section 5.09. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Collateral Agent or to the Secured Parties is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.10. Delay or Omission Not a Waiver. No delay or omission of the Collateral Agent or any Secured Party to exercise any right or remedy accruing upon any Trust Agreement Event of Default shall impair any such right or remedy or constitute a waiver of any such Trust Agreement Event of Default or an acquiescence therein. Every right and remedy given by this

Article Five or by law to the Collateral Agent or to the Secured Parties may be exercised from time to time, and as often as may be deemed expedient, by the Collateral Agent or by the Secured Parties as the case may be.

         Section 5.11. Control by Secured Parties. As provided in this Agreement, the Required Financing Parties and the Holders of more than 50% of the Outstanding Amount of the Class A-1 Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Collateral Agent with respect to the Notes and other obligations secured hereunder or exercising any trust or power conferred on the Collateral Agent; provided that:

                        (i) such direction shall not be in conflict with any rule of law or with this Agreement;

                        (ii) subject to the terms of Section 5.04, any direction to the Collateral Agent to sell or liquidate the Collateral shall be by the Required Financing Parties and the Holders of Notes representing not less than 100% of the Outstanding Amount of the Class A-1 Notes; and

                       (iii) the Collateral Agent may take any other action deemed proper by the Collateral Agent that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section, subject to
Section 6.01, the Collateral Agent need not take any action that it determines might involve it in liability or might materially and adversely affect the rights of any Class A-1 Noteholders or other Secured Parties not consenting to such action.

         Section 5.12. Waiver of Past Defaults. In the case of any waiver of a Trust Agreement Event of Default, the Issuer, the Collateral Agent and the Secured Parties shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Trust Agreement Event of Default or impair any right consequent thereto. Upon any such waiver, such Trust Agreement Event of Default shall cease to exist and be deemed to have been cured and not to have occurred, for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other Trust Agreement Event of Default or impair any right consequent thereto.

         Section 5.13. Undertaking for Costs. All parties to this Agreement and the Secured Parties agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Collateral Agent for any action taken, suffered or omitted by it as Collateral Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (i) any suit instituted by the Collateral Agent, (ii) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Class A-1 Notes or (iii) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Trust Agreement (or, in the case of redemption, on or after the Redemption Date).

         Section 5.14. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Agreement; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantages of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Collateral Agent, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 5.15. Action on Notes. The Collateral Agent's right to seek and recover judgment on the Notes or under this Agreement shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Agreement. Neither the lien of this Agreement nor any rights or remedies of the Collateral Agent or the Secured Parties shall be impaired by the recovery of any judgment by the Collateral Agent against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer. Any money or property collected by the Collateral Agent shall be applied in accordance with Section 5.05.

         Section 5.16. Performance and Enforcement of Certain Obligations.

         (a) Promptly following a request from the Collateral Agent to do so, the Issuer shall take all such lawful action as the Collateral Agent may request to compel or secure the performance and observance by the Servicer of its obligations to the Issuer under or in connection with the Transaction Documents in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Transaction Documents to the extent and in the manner directed by the Collateral Agent, including the transmission of notices of default on the part of the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Servicer of its obligations under the Transaction Documents.

         (b) If a Trust Agreement Event of Default has occurred and is continuing, the Collateral Agent may, and at the direction (which direction shall be in writing, including facsimile) of the Required Financing Parties or Holders of more than 50% of the Outstanding Amount of the Class A-1 Notes shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Servicer or the Sellers under or in connection with the Transaction Documents, including the right or power to take any action to compel or secure performance or observance by the Servicer or a

Seller of its obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Transaction Documents and any right of the Issuer to take such action shall be suspended.

                                   ARTICLE SIX

                              THE COLLATERAL AGENT

         Section 6.01.     Duties of Collateral Agent.

         (a) The Collateral Agent shall exercise the rights and powers vested in it by this Agreement and, if a Trust Agreement Event of Default has occurred and is continuing, with the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Except during the continuance of a Trust Agreement Event of
Default:

                         (i) the Collateral Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Collateral Agent; and

                        (ii) in the absence of bad faith on its part, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Collateral Agent and conforming to the requirements of this Agreement; however, the Collateral Agent shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Agreement and the other Transaction Documents to which the Collateral Agent is a party.

         (c) The Collateral Agent may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

                         (i) this paragraph does not limit the effect of
         Section 6.01(b);

                        (ii) the Collateral Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Collateral Agent was negligent in ascertaining the pertinent facts; and

                       (iii) the Collateral Agent shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11.

         (d) Every provision of this Agreement that in any way relates to the Collateral Agent is subject to paragraphs (a), (b) and (c) of this Section.

         (e) The Collateral Agent shall not be liable for interest on any money received by it except as the Collateral Agent may agree in writing with the Issuer.

         (f) Money held in trust by the Collateral Agent need not be segregated from other funds except to the extent required by law or the terms of this Agreement or the Transaction Documents.

         (g) No provision of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (h) The Collateral Agent shall have no discretionary duties other than performing those ministerial acts set forth above necessary to accomplish the purpose of this Trust as set forth in this Agreement.

         (i) Every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Collateral Agent shall be subject to the provisions of this section.

         Section 6.02.     Rights of Collateral Agent.

         (a) The Collateral Agent may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Collateral Agent need not investigate any fact or matter stated in the document.

         (b) Before the Collateral Agent acts or refrains from acting, it may require an Officer's Certificate (with respect to factual matters) or an Opinion of Counsel, as applicable. The Collateral Agent shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

         (c) The Collateral Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Collateral Agent shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

         (d) The Collateral Agent shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Collateral Agent's conduct does not constitute wilful misconduct, negligence or bad faith.

         (e) The Collateral Agent may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Agreement and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         (f) The Collateral Agent shall be under no obligation to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of any of the Secured Parties, pursuant to the provisions of this Agreement, unless such Secured Parties shall have offered to the Collateral Agent reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Collateral Agent shall, upon the occurrence of a Trust Agreement Event of Default (that has not been cured), exercise the rights and powers vested in it by this Agreement in a manner consistent with Section 6.01.

         (g) The Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless so requested by the Required Financing Parties or the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Class A-1 Notes; provided, however, that if the payment within a reasonable time to the Collateral Agent of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Collateral Agent, not reasonably assured to the Collateral Agent by the security afforded to it by the terms of this Agreement or the Transaction Documents, the Collateral Agent may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Collateral Agent, shall be reimbursed by the Person making such request upon demand.

         Section 6.03. Individual Rights of Collateral Agent. The Collateral Agent in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Collateral Agent . However, the Collateral Agent is required to comply with Section 6.11.

         Section 6.04. Collateral Agent's Disclaimer. The Collateral Agent shall not be responsible for and makes no representation as to the validity or adequacy of this Agreement, the Collateral or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in this Agreement or in any document issued in connection with the sale of the Notes or in the Notes other than the Collateral Agent's certificate of authentication.

         Section 6.05. Notice of Defaults. If a Trust Agreement Event of Default occurs and is continuing and if it is known to a Responsible Officer of the Collateral Agent, the Collateral Agent shall mail to each Secured Party notice of such Trust Agreement Event of Default within 5 Business Days after it occurs.

         Section 6.06. Reports by Collateral Agent to Holders. The Collateral Agent shall deliver to each Noteholder such information, including without limitation, IRS Form 1099, as may be required to enable such holder to prepare its federal and state income tax returns.

         Section 6.07. Compensation and Indemnity. The Issuer shall pay to the Collateral Agent from time to time reasonable compensation for its services. The Issuer shall reimburse the Collateral Agent for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Collateral Agent's agents, counsel, accountants and experts. The Collateral Agent shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Collateral Agent to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend any such claim, and the Collateral Agent may have separate counsel and the Issuer shall pay the fees and expenses of such counsel if representation of the Issuer and the Collateral Agent by the same counsel would be impossible or inappropriate. The Issuer need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Collateral Agent through the Collateral Agent's own willful misconduct, negligence or bad faith.

         The Issuer's payment obligations to the Collateral Agent pursuant to this Section shall survive the discharge of this Agreement. When the Collateral Agent incurs expenses after the occurrence of a Trust Agreement Event of Default specified in Section 5.01(vi), the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

         Section 6.08. Replacement of Collateral Agent. The Collateral Agent may resign at any time by so notifying the Issuer, the Servicer and the Secured Parties. The Issuer may remove the Collateral Agent if:

                         (i) the Collateral Agent fails to comply with
         Section 6.11;

                        (ii) a court having jurisdiction in the premises in respect of the Collateral Agent in an Insolvency Proceeding shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Collateral Agent or for any substantial part of the Collateral Agent's property, or ordering the winding-up or liquidation of the Collateral Agent's affairs, provided any such decree or order shall have continued unstayed and in effect for a period of 30 consecutive days;

                       (iii) the Collateral Agent commences a Voluntary Insolvency Proceeding; or

                        (iv) the Collateral Agent otherwise becomes incapable of acting.

         A successor Collateral Agent shall deliver a written acceptance of its appointment to the retiring Collateral Agent and to the Issuer. Thereupon the resignation or removal of the retiring Collateral Agent shall become effective, and the successor Collateral Agent shall have all the rights, powers and duties of the Collateral Agent under this Agreement. The Issuer or the successor Collateral Agent shall mail a notice of its succession to the Secured Parties. The retiring Collateral Agent shall promptly transfer all property held by it as Collateral Agent to the successor Collateral Agent.

         If a successor Collateral Agent does not take office within 60 days after the retiring Collateral Agent resigns or is removed, the retiring Collateral Agent, the Issuer or the Holders of a majority in Outstanding Amount of the Class A-1 Notes may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent.

         If the Collateral Agent fails to comply with Section 6.11, any Secured Party may petition any court of competent jurisdiction for the removal of the Collateral Agent and the appointment of a successor Collateral Agent.

         Any resignation or removal of the Collateral Agent and appointment of a successor Collateral Agent pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Collateral Agent pursuant to this Section, written approval of such successor Collateral Agent by the Required Financing Parties and payment of all fees and expenses owed to the outgoing Collateral Agent. Notwithstanding the replacement of the Collateral Agent pursuant to this Section, the retiring Collateral Agent shall be entitled to payment or reimbursement of such amounts as such Person is entitled pursuant to Section 6.07.

         Section 6.09. Successor Collateral Agent by Merger. If the Collateral Agent consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Collateral Agent; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Collateral Agent shall provide the Issuer and the Rating Agency prompt notice of any such transaction.

         In case at the time such successor or successors by merger, conversion or consolidation to the Collateral Agent shall succeed to the trusts created by this Agreement any of the Notes shall have been authenticated but not delivered, any such successor to the Collateral Agent may adopt the certificate of authentication of any predecessor Collateral Agent, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Collateral Agent may authenticate such Notes either in the name of any predecessor hereunder or in the name of such successor to the Collateral Agent; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Trust Agreement provided that in the certificate of the successor Collateral Agent, the successor Collateral Agent shall have so adopted the certificate of authentication of such predecessor Collateral Agent.

         Section 6.10. Appointment of Co-Collateral Agent or Separate Collateral Agent.

         (a) Notwithstanding any other provision of this Agreement, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Collateral Agent shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-Collateral Agent or co-Collateral Agents jointly with the Collateral Agent, or separate Collateral Agent or separate Collateral Agents, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Secured Parties, such title to the Collateral, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Collateral Agent may consider necessary or desirable. No co-Collateral Agent or separate Collateral Agent hereunder shall be required to meet the terms of eligibility of a successor Collateral Agent under Section 6.11 and no notice to the Secured Parties of the appointment of any co-Collateral Agent or separate Collateral Agent shall be required under Section 6.08.

         (b) Every separate Collateral Agent and co-Collateral Agent shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                         (i) all rights, powers, duties and obligations conferred or imposed upon the Collateral Agent shall be conferred or imposed upon and exercised or performed by the Collateral Agent and such separate Collateral Agent or co-Collateral Agent jointly (it being understood that such separate Collateral Agent or co-Collateral Agent is not authorized to act separately without the Collateral Agent joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Collateral Agent shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Collateral Agent or co-Collateral Agent but solely at the direction of the Collateral Agent;

                        (ii) no Collateral Agent hereunder shall be personally liable by reason of any act or omission of any other Collateral Agent hereunder; and

                       (iii) the Collateral Agent may at any time accept the resignation of or remove any separate Collateral Agent or co-Collateral Agent.

         (c) Any notice, request or other writing given to the Collateral Agent shall be deemed to have been given to each of the then separate Collateral Agents and co-Collateral Agents, as effectively as if given to each of them. Every instrument appointing any separate Collateral Agent or co-Collateral Agent shall refer to this Agreement and the conditions of this Article. Each separate Collateral Agent and co-Collateral Agent upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of co-appointment, either jointly with the Collateral Agent or separately, as may be provided therein, subject to all the provisions of this

Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of or affording protection to, the Collateral Agent. Every such instrument shall be filed with the Collateral Agent.

         (d) Any separate Collateral Agent or co-Collateral Agent may at any time constitute the Collateral Agent, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate Collateral Agent or co-Collateral Agent shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Collateral Agent, to the extent permitted by law, without the appointment of a new or successor Collateral Agent. Notwithstanding anything to the contrary in this Trust Agreement, the appointment of any separate Collateral Agent or co-Collateral Agent shall not relieve the Collateral Agent of its obligations and duties under this Agreement.

         Section 6.11. Eligibility. The Collateral Agent hereunder shall at all times be a financial institution organized and doing business under the laws of the United States of America or any state, authorized under such laws to exercise corporate trust powers, whose long term unsecured debt is rated at least "A" by the Rating Agency and shall have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding system the aggregate combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section 6.ll, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Collateral Agent shall cease to be eligible in accordance with the provisions of this Section 6.ll, the Collateral Agent shall resign immediately in the manner and with the effect specified in
Section 6.08.

                                  ARTICLE SEVEN

                               SUBORDINATED NOTES

         Section 7.01. Issuance of Subordinated Notes. Subject to the limitations of this Article Seven, the Issuer shall have the right to issue Subordinated Notes. Any such Subordinated Notes shall be subordinate in right of payment and in all other respects to the Class A-1 Notes and the Subordinated Notes shall not be secured by the lien of the Collateral Agent on the Collateral. Such Subordinated Notes may be issued only for the purpose of financing the purchase of, or purchasing, Inventory under the Contribution and Sale Agreement and financing amounts due under the Inventory Processing and Servicing Agreement. Any such Subordinated Note shall be substantially in the form of Exhibit H to this Agreement.

         Section 7.02. Limitation on Amount of Subordinated Notes. The aggregate outstanding principal amount of Subordinated Notes shall not be permitted to exceed an amount that would cause the Equity Interest in the Issuer to be less than $10,000,000 at any time.

         Section 7.03. Payments on Subordinated Notes.

         (a) After the occurrence of a Trust Agreement Event of Default or the Amortization Date, no funds may be applied by or on behalf of the Issuer to the payment of Subordinated Notes until all amounts of principal and interest have been paid on the Class A-1 Notes and no such Class A-1 Notes remain Outstanding;

         (b) At any other time, the Issuer may apply any funds released to it pursuant to the terms of this Agreement and the other Transaction Documents to payment on or redemption of Subordinated Notes as the Issuer may elect and the terms of such Subordinated Notes may allow.

         Section 7.04 Restrictions on Transfer. No transfer of the Subordinated Notes shall be made or shall be valid or effective unless such transfer is made in a transaction which does not require registration or qualification under the Securities Act of 1933, as amended, or qualification under any state securities or "Blue Sky" laws. In addition, no transfer of the Subordinated Notes shall be made if, following such transfer, there would be more than 100 beneficial holders of the Subordinated Notes (each, a "Subordinated Noteholder").

         Section 7.05. Tax Treatment. The Issuer has entered into this Agreement, and the Subordinated Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Subordinated Notes will qualify as indebtedness of the Issuer. Each Subordinated Noteholder, by acceptance of a Subordinated Note (and each Subordinated Noteholder by acceptance of a beneficial interest in a Subordinated
Note), agrees to treat the Subordinated Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.


                                  ARTICLE EIGHT

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

         Section 8.01. Collection of Money. Except as otherwise expressly provided herein, the Collateral Agent may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Collateral Agent pursuant to this Agreement. The Collateral Agent shall apply all such money received by it as provided in this Agreement. Except as otherwise expressly provided in this Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Collateral, the Collateral Agent may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Trust Agreement Default or Trust Agreement Event of Default and any right to proceed thereafter as provided in Article Five.

         Section 8.02. Trust Accounts.

         (a) On or prior to the Effective Date, the Issuer shall cause the Servicer to establish and maintain, in the name of the Collateral Agent, for the benefit of the Secured Parties, the Servicer Accounts as provided in Section 3.1 of the Inventory Processing and Servicing Agreement. The Collateral Agent shall at all times during the term of this Agreement maintain in its corporate trust department books and records two special purpose, non-interest bearing trust accounts in the name of the Collateral Agent for the benefit of the Secured Parties, the operation of which shall be governed by this Article Eight of this Agreement, to be known as the Liquidity Account and the Note Account. The Collateral Agent agrees to hold all monies from time to time on deposit in such accounts in trust for the benefit of the Secured Parties. Such accounts shall be within the sole dominion and control of the Collateral Agent for the benefit of the Secured Parties.

                  On the Effective Date the Collateral Agent shall deposit from amounts received from the Issuer an amount equal to the Required Liquidity Amount into the Liquidity Account.

         (b) All cash proceeds from the sale of Purchased Inventory and Receivables relating thereto will be deposited in the Cash Received Account as provided in Section 3.2 of the Inventory Processing and Servicing Agreement.

                  On and after the Amortization Date applicable to any Note, on each Debt Service Notification Day the Collateral Agent shall inform the Servicer as to the Amortization Amount for such Calendar Month. The "Amortization Amount" for any Calendar Month shall be (x) if the Amortization Date has occurred with respect to all of the Outstanding Notes, the sum of (i) the aggregate principal amount of Class A-1 Notes Outstanding as of such Debt Service Notification Day, (ii) the interest payable thereon on each Note Distribution Date occurring in such Calendar Month and (iii) all other amounts then payable to the Agents and the Financing Parties under the Guaranty and (y) if the Amortization Date has occurred with respect to less than all of the Outstanding Class A-1 Notes, the sum of (i) the aggregate principal of Class A-1 Notes Outstanding as of such Debt Service Notification Day and as to which the Amortization Date has occurred, (ii) the interest payable thereon on each Note Distribution Date occurring in such Calendar Month and (iii) all amounts then payable to the Agents and the Financing Parties under the Guaranty.

                  On each Note Distribution Date the Collateral Agent shall transfer from the Liquidity Account to the Note Account an amount sufficient together with all amounts then on deposit in the Note Account, to pay the amount of interest and principal, if any, payable on the Class A-1 Notes on such Note Distribution Date. If there is a shortfall between the amount available for transfer in the Liquidity Account for deposit in the Note Account and the amount required to be so transferred for payment on the Class A-1 Notes (the amount of such shortfall being the "Debt Service Shortfall Amount"), the Collateral Agent shall provide notice (a "Debt Service Shortfall Notice") to the Servicer on such Note Distribution Date as to the Debt Service Shortfall Amount. Thereafter, the Collateral Agent shall make a similar determination, and if there is a shortfall provide a Debt Service Shortfall Notice to the Servicer, on each Business Day until there is no longer a Debt Service

Shortfall Amount. All amounts received from the Servicer in response to a Debt Service Shortfall Notice shall be deposited in the Note Account.

                  On each day that the amount on deposit in the Liquidity Account is less than the Required Liquidity Amount (the amount of such deficiency being the "Liquidity Shortfall Amount"), the Collateral Agent shall provide notice (a "Liquidity Shortfall Notice") to the Servicer on such day as to the Liquidity Shortfall Amount. All amounts received from the Servicer in response to a Liquidity Shortfall Notice shall be deposited in the Liquidity Account.

         (c) Prior to the Amortization Date, on each Note Distribution Date, the Collateral Agent shall distribute to Noteholders from the Note Account accrued and unpaid interest then due on the outstanding principal amount of the Class A-1 Notes at the applicable Interest Rates, first to Class A-1 Notes held by Note Purchasers, Independent Investors and Notes pledged pursuant to Section 3.9 of the Note Purchase Agreement, and second to any remaining Class A-1 Notes.

         (d) On each Note Distribution Date after the Amortization Date applicable to any Class A-1 Note, the Collateral Agent shall distribute all amounts on deposit in the Note Account to the Secured Parties as follows:

                        (i) all amounts then payable under the Guaranty representing amounts payable to the Agents and the Financing Parties as fees and expenses under the Note Purchase Agreement;

                       (ii) to the Class A-1 Noteholders who are either a Financing Party or Independent Investor with respect to such Class A-1 Notes (including for this purpose Class A-1 Notes pledged to the Collateral Agent for the benefit of the Issuing Lenders and the Lenders), accrued and unpaid interest then due on the outstanding principal amount of such Class A-1 Notes at the applicable Interest Rates;

                      (iii) to the extent of amounts remaining after payment of amounts due under (i) above, to the Holders of Class A-1 Notes as to which the Amortization Date has occurred and who are either a Financing Party or Independent Investor with respect to such Class A-1 Notes (including for this purpose Class A-1 Notes pledged to the Collateral Agent for the benefit of the Issuing Lenders and the Lenders), for the payment of principal on such Class A-1 Notes, until all principal amounts on such Class A-1 Notes shall have been paid in full;

                       (iv) all other amounts due and owing under the Guaranty;

                        (v) to the extent of amounts remaining after payment of amounts due under (i), (ii) (iii) and (iv) above, accrued and unpaid interest then due on the outstanding principal amount of all remaining Class A-1 Notes at the applicable Interest Rates;

                       (vi) to the extent of the amounts remaining after payment of the amounts due under (i), (ii), (iii), (iv) and (v) above, to the payment of principal of all remaining Class A-1 Notes until all principal amounts of such Class A-1 Notes shall have been paid in full; and

                      (vii) to the extent of any excess after payment of all amounts provided under (i), (ii), (iii), (iv), (v) and (vi) above and all other amounts payable under the terms of this Agreement shall have been paid, then such excess shall be paid in such manner as the Issuer shall direct.

         Section 8.03. General Provisions Regarding Accounts.

         (a) So long as no Trust Agreement Event of Default shall have occurred and be continuing, all or a portion of the funds (if any) in the Trust Accounts shall be invested in Eligible Investments and reinvested by the Servicer or the Collateral Agent upon receipt of an Issuer Order. All income or other gain from investments of moneys deposited in any Trust Account shall be credited to such Trust Account, and any loss resulting from such investments shall be charged to such Trust Account. The Issuer will not direct the Collateral Agent to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Collateral Agent to make any such investment or sale, if requested by the Collateral Agent, the Issuer shall deliver to the Collateral Agent an Opinion of Counsel, acceptable to the Collateral Agent, to such effect.

         (b) Subject to Section 6.01(c), the Collateral Agent shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Collateral Agent's failure to make payments on such Eligible Investments issued by the Collateral Agent, in its commercial capacity as principal obligor and not as Collateral Agent, in accordance with their terms.

         (c) If (i) the Issuer shall have failed to give investment directions for any funds on deposit in the Trust Accounts to the Collateral Agent by 11:00 a.m., New York City time (or such other time as may be agreed by the Issuer and Collateral Agent) on any Business Day or (ii) a Trust Agreement Default or Trust Agreement Event of Default shall have occurred and be continuing, but the Notes shall not have been declared due and payable pursuant to Section 5.02, then the Collateral Agent shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in one or more Eligible Investments.

         (d) The Collateral Agent shall provide a report to the Issuer with respect to the investment activities in each Trust Account for each calendar month on or before the tenth Business Day of the succeeding calendar month.

         Section 8.04. Release of Collateral.

         (a) Subject to the payment of its fees and expenses pursuant to Section 6.07, the Collateral Agent may, and when required by the provisions of this Agreement shall, execute instruments to release property from the lien of this Agreement, or convey the Collateral Agent's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Agreement. No party relying upon an instrument executed by the Collateral Agent as provided in this Article shall be bound to ascertain the Collateral Agent's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

                  (b)(i) The Collateral Agent's security interest in any Purchased Inventory sold by or for the account of the Issuer and, subject to sub-section 8.04(b)(ii) below, in the Receivables arising therefrom shall automatically be released, without the need for any action on the part of the Collateral Agent, upon the sale of such Purchased Inventory or Receivables, as the case may be, by or for the account of the Issuer. Such release shall not affect the Collateral Agent's security interest with respect to the proceeds of any sale of Receivables by the Issuer pursuant to the Receivables Facility, or, if such Receivables have not been sold or encumbered under a Receivables Facility, the proceeds of any such Purchased Inventory.

                  (ii) Upon the occurrence of a Trust Agreement Event of Default described in Section 5.01(vi) (and without any further act or notice) or the giving by the Collateral Agent of a written notice (a "Release Termination Notice") to the Issuer after the occurrence and during the continuance of a Trust Agreement Event of Default or a Receivables Default Event, the automatic release set forth in SECTION 8.04(b)(i) shall terminate with respect to all proceeds from (x) the sale of Collateral subsequent to the second Business Day after the day on which the Release Termination Notice is given or, if a Trust Agreement Event of Default described in Section 5.01(vi) has occurred, subsequent to the day on which such Trust Agreement Event of Default occurs, and
(y) the sale of Collateral during the period after the day on which the Release Termination Notice is given to and including the second Business Day after the day on which the Release Termination Notice is given to the extent the aggregate amount of sales of Collateral during such period are not made in the ordinary course of business or exceed 5% of the Collateral Value as of the date the Release Termination Notice is given. The Collateral Agent shall deliver a copy of any such Release Termination Notice to the collateral agent with respect to the Receivables Facility.

                  (c) The Collateral Agent shall, at such time as there are no Notes Outstanding and all sums due the Collateral Agent pursuant to Section 6.07 have been paid and no amounts remain payable to any Secured Party under the terms of the Transaction Documents, release any remaining portion of the Collateral from the lien of this Agreement and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Collateral Agent shall release property from the lien of this Agreement pursuant to this Section 8.04(c) only upon receipt of an Issuer Request.

         Section 8.05. Opinion of Counsel. The Collateral Agent shall receive at least seven days notice when requested by the Issuer to take any action pursuant to Section 8.04(a), accompanied by copies of any instruments involved, and the Collateral Agent may also require, as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Collateral Agent, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or other obligations secured hereby or the rights of the Secured Parties in contravention of the provisions for this Agreement; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Collateral. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Collateral Agent in connection with any such action.

                                  ARTICLE NINE

                         SUPPLEMENTS TO TRUST AGREEMENT

          Section 9.01. Supplements Without Consent of Secured Parties.

         Without the consent of the Secured Parties and with prior notice to the Rating Agency, the Issuer and the Collateral Agent when authorized by an Issuer Order, and the other parties hereto at any time from time to time, may enter into one or more supplements hereto in form satisfactory to the Collateral Agent, for any of the following purposes:

                         (i) to correct or amplify the description of any property at any time subject to the lien of this Agreement, or better to assure, convey and confirm unto the Collateral Agent any property subject or required to be subjected to the lien created by this Agreement, or to subject to the lien created by this Agreement additional property;

                        (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                       (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes and the other Secured Parties, or to surrender any right or power herein conferred upon the Issuer;

                        (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Collateral Agent;

                         (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplement hereto which may be inconsistent with any other provision herein or in any supplement hereto or the Transaction Documents or to make any other provisions with respect to matters or questions arising under this Agreement or in any supplement hereto; provided that such action shall not adversely affect the interests of the Holders of the Notes or the other Secured Parties;

                        (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor Collateral Agent with respect to the Notes and the other obligations secured hereby and to add to or change any of the provisions of this Agreement as shall be necessary to facilitate the administration of the trusts hereunder by more than one Collateral Agent, pursuant to the requirements of Article Six.

         The Collateral Agent is hereby authorized to join in the execution of any such supplement hereto and to make any further appropriate agreements and stipulations that may be therein contained.

         Section 9.02. Supplements With Consent of Secured Parties. In addition to the actions permitted under Section 9.01, the Issuer and the Collateral Agent, when authorized by an Issuer Order, also may, with prior notice to Rating Agency, and with the consent of the Required Financing Parties and the Holders of more than 50% of the Outstanding Amount of the Class A-1 Notes, by Act of such Secured Parties delivered to the Issuer and the Collateral Agent, enter into one or more supplements hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Agreement or of modifying in any manner the rights of the Holders of the Class A-1 Notes and other Secured Parties under this Agreement; provided, however, that, no such supplement shall, without the consent of the Holder of each Outstanding Note or other Secured Party affected thereby:

                         (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the redemption amount with respect thereto, change the provisions of this Agreement relating to the application of collections on, or the proceeds of the sale of, the Collateral to payment of principal of or interest on the Notes or any other obligation secured hereby, or the coin or currency in which any Note or the interest thereon or any other obligation secured hereby is payable, or impair the right to institute suit for the enforcement of the provisions of this Agreement requiring the application of funds available therefor, as provided in Article Five, to the payment of any such amount due on the Notes or any other obligation secured hereby on or after the respective due dates thereof (or, in the case of redemption of Notes, on or after the Redemption Date);

                        (ii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders or other Secured Parties of which is required for any such supplement hereto, or the consent of the Holders or other Secured Parties of which is required for any waiver of compliance with certain provisions of this Agreement or certain defaults hereunder and their consequences provided for in this Agreement;

                       (iii) modify or alter the definition of the term "Outstanding";

                        (iv) reduce the percentage of the Outstanding Amount of the Notes required to direct the Collateral Agent to sell or liquidate the Collateral pursuant to Section 5.04 or amend the provisions of this Article which specify the percentage of the Outstanding Amount of the Notes required to amend this Trust Agreement or the other Transaction Documents;

                         (v) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Agreement or the other Transaction Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note or other Secured Party affected thereby;

                        (vi) permit the creation of any lien ranking prior to or on a parity with the lien created by this Agreement with respect to any part of the Collateral (other than Liens of the type permitted as of the Effective Date to rank prior to or on a parity with the Lien created by this Agreement) or, except as otherwise permitted or contemplated herein, terminate the lien created by this Agreement on any property at any time subject hereto or deprive the Holder of any Note or any other Secured Party of the security provided by the lien created by this Agreement;

                      (vii)  amend Section 11.01 of this Trust Agreement;

                     (viii)  reduce the Required Liquidity Amount; or

                       (ix)  alter or modify the definition of "Amortization
         Date."

         The Collateral Agent may in its discretion determine whether or not any Notes or any other obligation secured hereby would be affected by any supplement hereto and any such determination shall be conclusive upon the Secured Parties, whether theretofore or thereafter authenticated and delivered hereunder. The Collateral Agent shall not be liable for any such determination made in good faith.

         It shall not be necessary for any Act of Secured Parties under this Section to approve the particular form of any proposed supplement hereto, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the parties hereto of any supplement hereto pursuant to this Section, the Collateral Agent shall mail to the Secured Parties to which such supplement relates a notice setting forth in general terms the substance of such supplement. Any failure of the Collateral Agent to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplement.

         Section 9.03. Execution of Supplements. In executing, or permitting the additional trusts created by, any supplement permitted by this Article or the modifications thereby of the trusts created by this Agreement, the Collateral Agent shall be entitled to receive, and subject to Sections 6.01 and 6.02 shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplement is authorized or permitted by this Agreement. The Collateral Agent may, but shall not be obligated to, enter into any such supplement that affects the Collateral Agent's own rights, duties, liabilities or immunities under this Agreement or otherwise.

         Section 9.04. Effect of Supplements. Upon the execution of any supplement hereto pursuant to the provisions hereof, this Agreement shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes and other secured obligations affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Agreement of the parties hereto and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplement shall be and be deemed to be part of the terms and conditions of this Agreement for any and all purposes.

         Section 9.05. Reference in Notes to Supplements. Notes authenticated and delivered after the execution of any supplement hereto pursuant to this Article may, and if required by the Collateral Agent shall, bear a notation in form approved by the Collateral Agent as to any matter provided for in such supplement. If the Issuer or the Collateral Agent shall so determine, new Notes so modified as to conform, in the opinion of the Collateral Agent and the Issuer, to any such supplement may be prepared and executed by the Issuer and authenticated and delivered by the Collateral Agent in exchange for existing Notes.

                                   ARTICLE TEN

                               REDEMPTION OF NOTES


         Section 10.01.    Redemption.

         On any Business Day, upon three Business Days notice to the Collateral Agent and the Class A-1 Noteholders, the Issuer may redeem any Class A-1 Notes Outstanding at a redemption price equal to the principal amount thereof plus the Redemption Premium, if any, thereon, plus accrued and unpaid interest thereon, upon satisfaction of the requirements of Section 10.02 below.

         Section 10.02.    Requirements as to Redemption.

         No Class A-1 Note shall be redeemed unless the notice to the Collateral Agent with respect to such redemption is accompanied by a Sales and Valuation Report meeting the requirements of Article Eleven of this Agreement certified by an Authorized Officer of the Issuer and indicating to the satisfaction of the Collateral Agent that after giving effect to the redemption so requested the Note Collateral Value Requirement of Section 11.01 would be satisfied.

         Section 10.03.    Form of Redemption Notice.

         Each notice of redemption submitted by or on behalf of the Issuer shall include:

                  (i) the Redemption Date;

                  (ii) the principal amount of Notes of each Interest Mode to be redeemed; and

                  (iii) shall be accompanied by a Sales and Valuation Report as required under Section 10.02.

         Section 10.04. Notes Payable on Redemption Date. The Notes or portions thereof to be redeemed shall, on the Redemption Date become due and payable. The Collateral Agent shall apply the amounts payable on redemption to the redemption of Notes of the Interest Mode or Modes designated within the related Redemption Notice as follows:

                  (a) to the extent that such Notes are held by LTV, LTV Steel, any of their respective Affiliates or by the Note Purchasers pursuant to the Note Purchase Agreement, to the redemption of Notes of each such Holder as the Issuer may specify in the Redemption Notice; and

                  (b) to the extent that such Notes are registered in the name of other Holders, in the manner designated for allocation in the form of such Notes.

                                 ARTICLE ELEVEN

                        NOTE COLLATERAL VALUE REQUIREMENT

         Section 11.01.    Note Collateral Value Requirement.

         At all times that there are any Class A-1 Notes Outstanding, the Issuer shall maintain Eligible Inventory with an Adjusted Collateral Value equal to or in excess of: the aggregate of (a) 100% of the aggregate principal amount of the first $250,000,000 of Class A-1 Notes Outstanding and (b) 200% of the aggregate principal amount of any Class A-1 Notes Outstanding in excess of $250,000,000.

         Section 11.02. Evidence of Compliance. On each Sales and Valuation Date, the Issuer shall furnish or cause the Servicer to furnish to the Collateral Agent a Sales and Valuation Report in substantially the respective form as set forth in Exhibit F to this Agreement certified by an Authorized Officer of the Servicer indicating the amount of each type of Collateral pledged under this Agreement and the Adjusted Collateral Value thereof as of the end of the calendar month, week or day to which such Report relates. To the extent that such Sales and Valuation Report indicates that there is a Note Collateral Shortfall, the Issuer shall take one or more of the corrective actions provided in Section 11.03 below.

         Section 11.03. Corrective Actions. If there shall be a Note Collateral Shortfall, within ten Business Days after the receipt by the Collateral Agent of the Sales and Valuation Report indicating such Note Collateral Shortfall the Issuer shall take one or more of the following corrective actions:

         (a) provide additional Eligible Inventory (including causing Ineligible Inventory to become Eligible Inventory) subject to the lien of this Agreement;

         (b) cause to be discharged or released any Lien securing amounts which had therefore reduced the Adjusted Collateral Value of Eligible Inventory; or

         (c) redeem Class A-1 Notes under the provisions of Article Ten of this Agreement.

                  After such corrective action and at or before the date on which such corrective action is required to be completed, the Issuer shall furnish or cause the Servicer to furnish to the Collateral Agent and each Class A-1 Noteholder a Sales and Valuation Report meeting the requirements of Section
11.02 hereof indicating that the Issuer is then in compliance with the Note Collateral Value Requirement.

         Section 11.04. Release of Cash Collateral. At any time prior to the Amortization Date that the Issuer is in compliance with the Note Collateral Value Requirement, the Collateral Agent and the Servicer may and are hereby directed to release from the lien of this Agreement and pay over to the Issuer for any corporate purpose of the Issuer, including payment in respect of the Subordinated Notes or payment of dividends on its capital stock, any amounts held in the Trust Accounts in excess of the aggregate of:

                       (i) the Required Liquidity Amount;

                      (ii) amounts to be applied to or for the purchase of Inventory under the Contribution and Sale Agreement (which amounts shall be paid in accordance with the Inventory Processing and Servicing Agreement); and

                      (iii) amounts required to pay other amounts due and payable by the Issuer under the terms of the Transaction Documents.

                  The Collateral Agent or the Servicer, as applicable shall pay over such amounts to the Issuer upon satisfaction of the above conditions and receipt by the Collateral Agent and the Servicer of a request to such effect from an Authorized Officer of the Issuer.

                  If at any time prior to the Amortization Date the Issuer is not in compliance with the Note Collateral Value Requirement, the Collateral Agent and the Servicer may and hereby are directed to use any amounts available for the purposes of Section 11.03(c) hereof as the Issuer may in writing direct.

         Section 11.05. Issuance of Additional Notes. At any time prior to the Amortization Date, and subject to the satisfaction of the provisions of this
Section 11.05 and the other applicable provisions of this Agreement, the Issuer may request that the Collateral Agent issue, authenticate and deliver additional Class A-1 Notes under the terms of this Agreement. To effect such issuance the Issuer shall deliver or cause to be delivered to the Collateral Agent on or before the third Business Day prior to the date such Notes are to be issued, a
Note Issuance Request substantially in the form of Exhibit G to this Agreement certified by an Authorized Officer of the Issuer.

                  The Collateral Agent shall not issue any such Notes to the extent that upon issuance of such Notes:

         (a) The aggregate principal amount of Class A-1 Notes outstanding would exceed $350,000,000;

         (b) As evidenced by the most recent Sales and Valuation Report received by the Collateral Agent, the Note Collateral Value Requirement would not be satisfied; or

         (c) The Amortization Date shall have occurred.


                                 ARTICLE TWELVE

                                  MISCELLANEOUS

         Section 12.01.    Compliance Certificates and Opinions, etc.

         Upon any application or request by the Issuer to the Collateral Agent to take any action under any provision of this Agreement, the Issuer shall furnish to the Collateral Agent (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and (ii) if required under the terms of this Agreement, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

         (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

         (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

         Section 12.02. Form of Documents Delivered to Collateral Agent. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Person as to other matters, and any such Person may certify or given an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer or the Issuer stating that the information with respect to such factual matters is in the possession of the Servicer or the Issuer, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

         Whenever in this Agreement, in connection with any application or certificate or report to the Collateral Agent, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Collateral Agent's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article Six.

         Section 12.03.     Acts of Secured Parties.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Secured Parties may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Secured Parties in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Collateral Agent, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Secured Parties signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 6.01) conclusive in favor of the Collateral Agent and the Issuer, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Collateral Agent deems sufficient.

         (c) The ownership of Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Collateral Agent or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         Section 12.04. Notices. All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient to its respective Notice Address. Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

         Section 12.05. Notices to Secured Parties; Waiver. Where this Agreement provides for notice to Secured Parties of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and transmitted by facsimile and sent by overnight delivery to each Secured Party affected by such event, at his address as it appears on the Note Register or in the applicable Transaction Document, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Secured Parties is given by delivery, neither the failure to deliver such notice nor any defect in any notice so delivered to any particular Secured Party shall affect the sufficiency of such notice with respect to other Secured

Parties, and any notice that is transmitted by facsimile and delivered in the manner herein provided shall conclusively be presumed to have been duly given.

         Where this Agreement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Secured Parties shall be filed with the Collateral Agent but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case, by reason of the suspension of delivery services as a result of a strike, work stoppage or similar activity, it shall be impractical to deliver notice of any event to Secured Parties when such notice is required to be given pursuant to any provision of this Agreement, then any manner of giving such notice as shall be satisfactory to the Collateral Agent shall be deemed to be a sufficient giving of such notice.

         Where this Agreement provides for notice to the Rating Agency, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Trust Agreement Default or Trust Agreement Event of Default.

         Section 12.06. Alternate Payment and Notice Provisions. Notwithstanding any provisions of this Agreement or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Collateral Agent to such Holder, that is different from the methods provided for in this Agreement for such payments or notices. The Issuer will furnish to the Collateral Agent a copy of each such agreement and the Collateral Agent will cause payments to be made and notices to be given in accordance with such agreements.

         Section 12.07. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 12.08. Successors and Assigns. All covenants and agreements in this Agreement and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Collateral Agent in this Agreement shall bind its successors, co-Collateral Agents and agents.

         Section 12.09. Separability. In case any provision in this Agreement or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 12.10. Benefits of Agreement. Nothing in this Agreement or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Collateral, any benefit or any legal or equitable right, remedy or claim under this Agreement.

         Section 12.11. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Agreement) payment need not be made on such date, but may be made on the next succeeding Business Day (or, with respect to Class A-1 Notes with an Interest Rate based on LIBOR, in accordance with the definition of "Interest Period" applicable thereto) with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         Section 12.12. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE
OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT
SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 12.13. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         Section 12.14. Recording of Agreement. If this Agreement is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Collateral Agent or any other counsel reasonably acceptable to the Collateral Agent and the Issuer) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Collateral Agent under this Agreement.

         Section 12.15. Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Collateral Agent on the Notes or under this Agreement or any certificate or other writing delivered in connection herewith or therewith, against (i) the Collateral Agent in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Collateral Agent in its individual capacity, any holder of a beneficial interest in the Issuer or the Collateral Agent or of any successor or assign of the Collateral Agent in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Collateral Agent has no such obligations in its individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Section 12.16. No Petition. The parties hereto, by entering into this Agreement, each Noteholder, by accepting a Note or a beneficial interest in a Note, and each other Secured Party, by entering into the Note Purchase Agreement, hereby covenant and agree that they will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any

United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Agreement or any of the other Transaction Documents. This Section 12.16 shall not be construed to limit the right of any party or Noteholder to file any claim or otherwise take any action with respect to any such proceeding that was instituted against the Issuer other than by a party hereto, an Affiliate of LTV, or a Noteholder.

         Section 12.17. Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Collateral Agent, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Collateral Agent must take any actions set forth in the preceding sentence at the direction of the Required Financing Parties. The Collateral Agent shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Collateral Agent may reasonably determine that such disclosure is consistent with its obligations hereunder.

         Section 12.18.  Extension of Expiration Date.

                  (a) EXTENSION REQUEST. Within thirty Business Days of each anniversary of the Effective Date, the Issuer may provide a written request to the Collateral Agent with respect to the extension of the Expiration Date (such notice, a "Note Extension Request"). Each such Note Extension Request shall indicate the date to which it is requested that the Expiration Date be extended, which shall be not less than one year nor more than five years from the date of such Note Extension Request.

                  (b) NOTICE TO NOTEHOLDERS. Upon receipt of a Note Extension Request, the Collateral Agent shall promptly provide notice by mail or facsimile transmission to each Noteholder of record as to the requested Expiration Date and the procedures by which each Noteholder is to provide its response to the Collateral Agent.

                  (c) EFFECTIVENESS. Upon acceptance of the extended Expiration Date by one or more Noteholders and absent notice from the Issuer that it does not desire that the Expiration Date be so extended, the Expiration Date shall be extended to the date as specified in the Note Extension Request for each Note for which such acceptance has been received. The Expiration Date shall not be extended with respect to any Note as to which such acceptance has not been received by the Collateral Agent in the manner prescribed by the Collateral Agent. No Noteholder shall have any obligation to agree to an acceptance of the Expiration Date. The Collateral Agent shall make appropriate notation in its records of any such extension.

         Section 12.19. Effectiveness. This Agreement shall become effective on the Effective Date.

         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed and delivered as of the day and year first above written.

                             LTV STEEL PRODUCTS, LLC



                             By:
                                -----------------------------------------------
                                    Printed Name: John C. Skurek
                                    Title: Manager


                             THE CHASE MANHATTAN BANK, not in its
                             individual capacity but solely as Collateral Agent


                             By:
                                -----------------------------------------------
                                    Printed Name:
                                                 ------------------------------
                                    Title:
                                          -------------------------------------

STATE OF __________        )
                           ) ss
COUNTY OF__________        )


         On __________________before me, _____________________________________,
                  [insert date]          [Here insert name and title of notary]


personally appeared __________________________________________________________,

[ ] personally known to me, or

[ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument,

and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ties), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which such person(s) acted, executed the instrument.

WITNESS my hand and official seal.


Signature _______________________________ [Seal]

STATE OF __________        )
                           ) ss
COUNTY OF__________        )


         On ________________before me, _______________________________________
            [insert date]              [Here insert name and title of notary]


personally appeared _________________________________________________________,

[ ]  personally known to me, or

[ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument,

and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ties), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which such person(s) acted, executed the instrument.

WITNESS my hand and official seal.


Signature ____________________________________________   [Seal]